Exhibit 10.4

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STOCKHOLDERS AGREEMENT

between

VIRNETX HOLDING CORPORATION

and

PUBLIC INTELLIGENCE TECHNOLOGY ASSOCIATES

___________, 2017

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-i-

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STOCKHOLDERS AGREEMENT

THIS STOCKHOLDERS AGREEMENT, dated as of [______], 2017 (this “Agreement”), is by and between VirnetX Holding Corporation, a Delaware corporation (the “Company”), and Public Intelligence Technology Associates, kk (Japanese Corporation) (“Investor”).

RECITALS:

A.           The Company and Investor have entered into a Stock Purchase Agreement (the “Purchase Agreement”), pursuant to which the Company has agreed to sell, and the Investor has agreed to purchase from the Company, shares of Company Common Stock.

B.            It is a condition to closing the transactions contemplated by the Purchase Agreement that the Company and Investor enter into this Agreement to provide for certain agreements and obligations of the parties following the closing of the transactions contemplated by the Purchase Agreement (the “Closing”).

AGREEMENT:

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, intending to be legally bound, the parties hereto agree as follows:

ARTICLE I
DEFINITIONS

SECTION 1.1.            Definitions.  The following terms shall have the meanings ascribed to them below:

“13D Group” means any group of Persons who, with respect to those acquiring, holding, voting or disposing of Company Common Stock would, assuming ownership of the requisite percentage thereof, be required under Section 13(d) of the Exchange Act to file a statement on Schedule 13D with the SEC as a “person” within the meaning of Section 13(d)(3) of the Exchange Act.

“Affiliate” of a Person has the meaning set forth in Rule 12b-2 under the Exchange Act.

“Beneficially Own” with respect to any securities means having “beneficial ownership” of such securities (as determined pursuant to Rule 13d-3 under the Exchange Act without limitation by the 60-day provision in paragraph (d)(1)(i) thereof). The terms “Beneficial Ownership” and “Beneficial Owner” have correlative meanings.

“Board” means the Board of Directors of the Company.

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“Business Day” means a day, other than a Saturday or Sunday, on which commercial banks in New York City are open for the general transaction of business.

“Capital Stock” means, with respect to any Person at any time, any and all shares, interests, participations or other equivalents (however designated, whether voting or non-voting) of capital stock, partnership interests (whether general or limited) or equivalent ownership interests in or issued by such Person.

“Change of Control” means the existence or occurrence of any of the following: (a) the sale, conveyance or disposition of all or substantially all of the assets of the Company; (b) the consolidation, merger or other business combination of the Company with or into any other entity, immediately following which the then current stockholders of the Company fail to own, directly or indirectly, at least Majority Voting Power; (c) a transaction or series of transactions in which any person or “group” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) acquires Majority Voting Power (other than (i) a reincorporation, reorganization or similar corporate transaction in which the Company’s stockholders own, immediately thereafter, interests in the new parent company in essentially the same percentage as they owned in the Company immediately prior to such transaction, or (ii) a transaction described in clause (b) (such as a triangular merger) in which the threshold in clause (b) is not passed) or (d) the replacement of a majority of the Board with individuals who were not nominated, approved or elected by at least a majority of the directors at the time of such replacement.

“Closing” has the meaning ascribed thereto in the recitals of this Agreement.

“Closing Date” means the date on which the Closing occurs.

“Company” has the meaning set forth in the preamble of this Agreement.

“Company Common Stock” means the common stock, par value $0.0001 per share, of the Company.

“Definitive Agreements” means the Purchase Agreement, the Revenue Sharing Agreement (as defined in the Purchase Agreement), and the Gabriel License Agreement (as defined in the Purchase Agreement).

“Director” means any member of the Board.

“Economic Rights” means, with respect to a security, the right to all or any portion of the pecuniary interest in the security, including, without limitation, the right to receive dividends and distributions, proceeds upon liquidation and proceeds of disposition or conversion (if applicable) of the security.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

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“Governmental Entity” means any United States or foreign (a) federal, state, local, municipal or other government, (b) governmental or quasi-governmental entity of any nature (including, without limitation, any governmental agency, branch, department, official or entity and any court or other tribunal) or (c) body exercising or entitled to exercise any administrative, executive, judicial, legislative, police, regulatory or taxing authority or power of any nature, including, without limitation, any arbitral tribunal.

“Investor” shall have the meaning set forth in the preamble of this Agreement. References to Investor also includes any Permitted Transferee to which Investor transfers Company Common Stock and related rights under this Agreement in accordance with, and subject to the terms of, ARTICLE III.

“Law” means any applicable federal, state, local or foreign law, statute, ordinance, rule, guideline, regulation, order, writ, decree, agency requirement, license or permit of any Governmental Entity.

“Lockup Period” means the period commencing on the Closing Date and ending on the date that is eighteen (18) months from the Closing Date.

“Majority Voting Power” of the resulting corporation or of the Company shall mean a majority of all the outstanding voting securities of the resulting corporation or of the Company (or, in each case, the parent thereof), respectively, entitled to vote in the election of directors.

“Permitted Acquisition” has the meaning set forth in Section 2.1(a).

“Permitted Transfer” has the meaning set forth in Section 3.4.

“Permitted Transferee” has the meaning set forth in Section 3.4.

“Person” shall mean any natural person, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or other agency or political subdivision thereof.

“Purchase Agreement” has the meaning ascribed thereto in the recitals of this Agreement.

 “SEC” means the U.S. Securities and Exchange Commission.

“Securities” shall mean the shares of Company Common Stock issued to the Investor pursuant to the Purchase Agreement.

“Securities Act” means the Securities Act of 1933, as amended.

“Standstill Period” means the period commencing on the Closing Date and ending on the earliest to occur of (i) the termination of this Agreement pursuant to its terms or (ii) the date that is sixty (60) months after the date of this Agreement.

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“Subsidiary” means, as to any Person, any other Person of which more than 50% of the shares of the voting stock or other voting interests are owned or controlled, or the ability to select or elect more than 50% of the directors or similar managers is held, directly or indirectly, by such first Person or one or more of its Subsidiaries or by such first Person and one or more of its Subsidiaries.

“Transfer” means, directly or indirectly, to offer, sell (including any short sale), transfer, assign, pledge, encumber, hypothecate, lend or similarly dispose of (by merger, testamentary disposition, operation of law or otherwise), either voluntarily or involuntarily, or enter into any contract, option or other arrangement or understanding with respect to the offer, sale (including any short sale), transfer, assignment, pledge, encumbrance, hypothecation or similar disposition of (by merger, testamentary disposition, operation of law or otherwise), any Securities beneficially owned by a Person or any interest (including any Economic Rights or Voting Rights) in any Securities beneficially owned by a Person.  Whether or not treated as an offer or sale of Securities under the Securities Act, “Transfer” shall also include any hedging or other transaction, such as any purchase, sale (including any short sale) or grant of any right (including without limitation any put or call option) with respect to any of the Securities or with respect to any security that includes or derives any part of its value from such Securities.

“Voting Rights” means, with respect to a security, the right to direct the voting of the security with respect to any matter for which the security is entitled to vote.

“Voting Securities” means the shares of Company Common Stock and any other securities of the Company entitled to vote generally for the election of directors or convertible into such securities.

SECTION 1.2.            General Interpretive Principles. Whenever used in this Agreement, except as otherwise expressly provided or unless the context otherwise requires, any noun or pronoun shall be deemed to include the plural as well as the singular and to cover all genders. The name assigned this Agreement and the section captions used herein are for convenience of reference only and shall not be construed to affect the meaning, construction or effect hereof. Unless otherwise specified, the terms “hereof,” “herein” and similar terms refer to this Agreement as a whole (including the exhibits hereto), and references herein to sections refer to sections of this Agreement.

ARTICLE II
ACTIONS IN CONCERT WITH OTHERS

SECTION 2.1.            Standstill; Actions in Concert with Others. During the Standstill Period and unless otherwise approved by the Board or provided for in this Agreement, Investor will not, and will cause each of its Affiliates not to, directly or indirectly:

(a)          acquire, offer or propose to acquire or agree to acquire (or request permission to do so), whether by purchase, tender or exchange offer, by joining a partnership, limited partnership, syndicate or other 13D Group or otherwise, ownership (including, but not limited to, Beneficial Ownership) of any of the assets or businesses of the Company or any Subsidiary thereof or shares of Capital Stock of the Company or any Subsidiary thereof or any rights or options to acquire such ownership (whether currently, upon lapse of time, following the satisfaction of any conditions, upon the occurrence of any event or any combination of the foregoing), other than (i) as provided for in the Definitive Agreements, (ii) the acquisition of Capital Stock of the Company or any Subsidiary thereof as a result of any stock splits, stock dividends or other distributions or recapitalizations or offerings made available by the Company to holders of shares of Company Common Stock, including rights offerings, (iii) any acquisition of shares of Company Common Stock that has been approved by the Board, or (iv) any acquisition of shares of Company Common Stock pursuant to a Permitted Transfer (each event listed in clauses (i) through (iv), a “Permitted Acquisition”);

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(b)          make, or in any way knowingly participate in or encourage, any “solicitation” (within the meaning of the Exchange Act) of proxies or consents relating to the election of directors with respect to the Company or any Subsidiary thereof, or become a “participant” in any “election contest” (both within the meaning of the Exchange Act) seeking to elect directors not nominated by the Board;

(c)          in any manner, agree, attempt, seek or propose to deposit any shares of Capital Stock of the Company or any Subsidiary thereof or any rights to acquire (whether currently, upon lapse of time, following the satisfaction of any conditions, upon the occurrence of any event or any combination of the foregoing) any Voting Securities in any voting trust or similar arrangement;

(d)          call or seek to have called any meeting of the holders of Voting Securities (or securities convertible into, or exercisable or exchangeable for, Voting Securities);

(e)          seek to advise or influence any Person with respect to the voting of any Voting Securities;

(f)           make any proposal or public recommendation regarding any merger, tender or exchange offer, consolidation, business combination, recapitalization, restructuring, liquidation, dissolution or other extraordinary transaction with or involving the Company or any of is Subsidiaries or any of its or their respective securities or assets;

(g)          seek to place a representative on the Board, seek the removal of any member of the Board or otherwise seek or propose to influence or control the Board, the management, or the policies of the Company, including with respect to any Change of Control;

(h)          publicly announce any intention, plan or arrangement inconsistent with the foregoing;

(i)           form, join or in any way knowingly participate in the formation of a 13D Group with respect to any shares of Capital Stock of the Company or any Subsidiary thereof;

(j)           knowingly assist, advise, participate in, provide or arrange financing to or for, solicit, encourage, induce or attempt to induce any effort or attempt by, or enter into any discussions, negotiations, arrangements or understandings with, any Person or Group to do or seek to do any of the foregoing (it being understood that the mere voting by the Investor of its Voting Securities will not, in and of itself, be deemed a violation of this Section 2.1(j));

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(k)          take any action that would reasonably be expected to compel the Company to make a public announcement regarding the possibility of any of the foregoing; or

(l)           seek or request permission to do any of the foregoing or request to amend or waive any provision of this Section 2.1, or make or seek permission to make any public announcement with respect to any of the foregoing.

SECTION 2.2.            Permitted Actions. The restrictions set forth in Section 2.1 shall not apply if any of the following occurs (provided that if any event described in this Section 2.2 occurs and, during the following twelve (12) months, none of the transactions described below has been consummated, then the restrictions set forth in Section 2.1 shall thereafter resume and continue to apply in accordance with their terms):

(a)          in the event that the Company enters into a definitive agreement for a merger, consolidation or other business combination transaction as a result of which the stockholders of the Company would own (including, but not limited to, Beneficial Ownership) securities of the resulting corporation having less than Majority Voting Power, but only for so long as the Board recommends that the stockholders of the Company vote in favor of such merger, consolidation or other business transaction; or

(b)          in the event that a tender offer or exchange offer for at least 50.1% of the shares of the Capital Stock of the Company is commenced by a third person (and not involving any breach of Section 2.1), which tender offer or exchange offer, if consummated, would result in a Change of Control, and the Board recommends that the stockholders of the Company tender their shares in response to such offer or does not recommend against the tender offer or exchange offer within ten (10) Business Days after the commencement thereof or such longer period as shall then be permitted under U.S. federal securities laws.

ARTICLE III
TRANSFER RESTRICTIONS

SECTION 3.1.            Transfer Restrictions

(a)          The Investor will not effect any Transfers, other than as expressly permitted by, and in compliance with, the provisions of this ARTICLE III, or as specifically consented to in writing in advance by the Company.

(b)          Investor shall not effect any Transfer except pursuant to an effective registration statement under, and in compliance with the requirements of, the Securities Act or pursuant to an available exemption from the registration requirements of the Securities Act, and in compliance with any applicable state securities laws (but in all cases subject to Section 3.4).

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(c)          The Investor agrees that, so long as is required by this Article III, the Securities shall be subject to the following restrictive legend:

“THESE SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED OR SOLD UNLESS REGISTERED OR EXEMPT FROM REGISTRATION UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS.  IN ADDITION, THESE SHARES ARE SUBJECT TO TRANSFER AND OTHER RESTRICTIONS SET FORTH IN A STOCKHOLDER AGREEMENT, COPIES OF WHICH ARE ON FILE WITH THE SECRETARY OF THE ISSUER.”

The Securities shall not be subject to the first sentence of such legend (i) while a registration statement covering the resale of the Securities is effective under the Securities Act, (ii) following any sale of such Securities pursuant to Rule 144 if the holder provides the Company with a legal opinion (and the documents upon which the legal opinion is based) reasonably acceptable to the Company to the effect that the Securities can be sold under Rule 144, or (iii) if the holder provides the Company with a legal opinion (and the documents upon which the legal opinion is based) reasonably acceptable to the Company to the effect that the legend is not required under applicable requirements of the Securities Act (including controlling judicial interpretations and pronouncements issued by the staff of the SEC).

SECTION 3.2.            Procedures for Transfer.

(a)          In order to ensure compliance with the provisions of this Article III, prior to any proposed Transfer, the Investor shall give written notice to the Company of the Investor’s intention to effect such Transfer. Each such notice shall describe the manner and circumstances of the proposed Transfer in reasonable detail and, unless such Securities are to be sold pursuant to an effective registration statement, shall be accompanied by either: (i) an opinion of legal counsel reasonably acceptable to the Company that such Transfer is exempt from the registration requirements of Section 5 of the Securities Act, a seller’s representation letter and, if such Transfer is proposed to be executed through a broker, a broker’s representation letter, in each case, in customary form, confirming that such sale will be or has been effected pursuant to Rule 144 under the Securities Act; or (ii) a “no action” letter from the staff of the SEC addressed to the Investor to the effect that the Transfer without registration would not result in a recommendation by the staff to the SEC that action be taken with respect thereto.

(b)          The Company shall use its commercially reasonable efforts to cooperate with the Investor to process, as promptly as reasonably practicable, any Transfer of any or all of its Securities as permitted by, and in compliance with, the provisions of this Article III, including by delivering applicable instruction letters to the Company’s transfer agent to cooperate with the Investor and process, as promptly as is reasonable practicable, any such Transfer.

(c)           Any attempted or purported Transfer in violation of this Agreement shall be null and void, regardless of whether the purported transferee has any actual or constructive knowledge of the provisions hereof.  The Company shall not record on its stock transfer books or otherwise any attempted or purported Transfer in violation of this Agreement.

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SECTION 3.3.            Applicability to Other Securities.

If, following the date hereof, the Company issues any shares of Company Common Stock or any other securities in respect of or in substitution or exchange for the Securities in connection with any stock split, dividend or combination, or any recapitalization, reclassification or similar transaction, such shares or securities shall be subject to the same restrictions and rights set forth in Article II, Article III and Article IV hereof as are then applicable to the Securities with respect to which such shares or securities have been issued in respect of or in substitution or exchange for.  In such an event, the Company and the Investor hereby agree to make such amendments or modifications to this Agreement as may be appropriate to reflect such treatment of such shares or other securities.

SECTION 3.4.            Lockup Period.

(a)           During the Lockup Period, the Investor shall not, and shall not authorize, permit or direct its Subsidiaries or Affiliates to Transfer any of the Securities without approval by the Board except to (a) another corporation, partnership, limited liability company, trust or other business entity that is an Affiliate of the Investor or (b) as part of a distribution without consideration by the Investor to its stockholders, partners, members of other equity holders (such Transfer and such Persons described in this Section 3.4(a) and (b) the “Permitted Transfer” and the “Permitted Transferees,” respectively); provided, however, such Permitted Transferee delivers a written instrument to the Company in form and substance reasonably satisfactory to the Company agreeing to be bound by and subject to the terms and conditions of this Agreement and the Purchase Agreement (including, without limitation, Article VI and Article VII) during such Lockup Period. The Company and its transfer agent shall not register any Transfer of the Securities in violation of this Section 3.4.  The Company may, and may instruct any transfer agent for the Company to, place such stop transfer orders during the Lockup Period as may be required on the transfer books of the Company in order to ensure compliance with the provisions of this Section 3.4 and the Investor consents to such action.

Investor further agrees that any time after the expiration of the Lockup Period, without approval by the Board and the prior written consent of the Company, such Investor or Permitted Transferee, if applicable, shall not, and shall not authorize, permit or direct its Subsidiaries or Affiliates to, directly or indirectly, effect any Transfer to any Person who (a) holds, or will hold after such Transfer, more than five percent (5%) of the outstanding shares of Company Common Stock, (b) the Company reasonably determines to be a competitor or an officer, employee, director or holder of more than ten percent (10%) of a competitor or (c) is, or is an Affiliate of the entities listed on Annex A hereto. For avoidance of doubt, any Transfer during the Lockup Period or otherwise shall be made in compliance with the transfer restrictions set forth in Section 3.1.

ARTICLE IV
OTHER RESTRICTIONS

SECTION 4.1.            Voting Proxy. Investor shall revoke, and hereby revokes, any and all previous proxies granted with respect to any Capital Stock of the Company or any Subsidiary thereof to effectuate the following provisions of this Section 4.1. Concurrent with delivery of this Agreement, Investor agrees to deliver to the Company a valid proxy, in the form attached hereto as Exhibit A (the “Proxy”). Except as set forth in this Section 4.1, the Proxy to be delivered pursuant to this Section 4.1 shall be irrevocable to the fullest extent permissible by Law and coupled with an interest, and granted in order to secure Investor’s performance under this Agreement and also in consideration of the Company entering into this Agreement and the Definitive Agreements. Investor agrees that the Proxy delivered by it will be valid under applicable Law and the Company’s governing documents to permit the holder thereof to vote the Capital Stock of the Company and any Subsidiary thereof held by Investor at any meeting of the stockholders of the Company or any Subsidiary thereof, respectively, as such holder deems advisable and in all cases in accordance with the recommendations of the Board and that the holder of the Proxy shall have the right to cause to be present, to consent or to vote such Capital Stock of the Company and any Subsidiary thereof in accordance with the provisions of this Section 4.1 pursuant to the Proxy. The Proxy granted by Investor shall be void and of no further effect and revoked (automatically without any action on the part of Investor, the Company or any other Person) upon the earlier to occur of the end of the Lockup Period and the termination of this Agreement pursuant to Section 5.1.

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SECTION 4.2.            Market Standoff.

(a)          For so long as Investor holds more than one percent (1%) of the outstanding Company Common Stock, Investor hereby agrees that Investor will not, without the prior written consent of the Company and managing underwriter or initial purchaser, during the period commencing on the date of the final prospectus or offering memorandum relating to a registration by the Company of shares of Company Common Stock or any other equity securities or securities convertible into or exercisable or exchangeable into equity securities of the Company under the Securities Act on a registration statement on Form S-1 or Form S-3 or any sales under Rule 144 and/or Regulation S of the Securities Act, and ending on the date specified by the Company and the managing underwriter (such period not to exceed one hundred twenty (120) days, which period may be extended upon the request of the managing underwriter), (i) lend, offer, pledge, sell, contract to sell (including, without limitation, any short sale), sell or any option or contract to purchase, purchase any option or contract to sell, grant any option, right, or warrant to purchase, or otherwise transfer or dispose of (other than to donees who agree in writing to be similarly bound), directly or indirectly, any shares of Company Common Stock or any securities convertible into or exercisable or exchangeable (directly or indirectly) for such common stock held immediately before the effective date of the registration statement for such offering, or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of such securities, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of common stock or other securities, in cash, or otherwise.  The foregoing provisions of this Section 4.2 shall not apply to the sale of any shares to an underwriter or initial purchaser pursuant to an underwriting or purchase agreement and shall be applicable to the Investor only if all Section 16 officers and directors of the Company are subject to substantially the same restrictions.  The underwriters or initial purchasers in connection with such registration or sale are intended third party beneficiaries of this Section 4.2 and shall have the right, power, and authority to enforce the provisions hereof as though they were a party hereto. The obligations described in this Section 4.2 shall not apply to a registration relating solely to employee benefit plans on Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a transaction on Form S-4 or similar forms that may be promulgated in the future. The Company may impose stop-transfer instructions and may stamp each relevant stock certificate with the legend set forth in Section 3.1(c) with respect to the Securities of the Company subject to the foregoing restriction until the end of such one hundred twenty (120) day (or other) period. The Investor agrees to execute a market standoff agreement with the underwriters in customary form consistent with the provisions of this Section 4.2.

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SECTION 4.3.            Stop Transfer Instructions. To ensure compliance with the restrictions referred to herein, Investor agrees that the Company may issue appropriate “stop transfer” certificates or instructions and that, if the Company transfers its own Stock, it may make appropriate notations to the same effect in its records.

SECTION 4.4.            Non-Circumvention. The Investor shall not engage in any actions that have the effect of circumventing the intent of any the restrictions set forth in Article II, III or IV of this Agreement, including by way of doing or causing to occur any action indirectly that would be prohibited by any such provisions if directly taken by the Investor, and any such actions in circumvention of any such restrictions shall be deemed to be a violation of such restrictions.

ARTICLE V
TERMINATION

SECTION 5.1.            Termination. Other than the termination provisions applicable to particular sections of this Agreement that are specifically provided elsewhere in this Agreement, this Agreement shall terminate upon the mutual written agreement of the Company and Investor and its Permitted Transferees holding a majority of the Capital Stock of the Company then held by Investor and its Permitted Transferees in the aggregate.

ARTICLE VI
MISCELLANEOUS

SECTION 6.1.            Amendment and Modification.

(a)           This Agreement may be amended, modified and supplemented, and any of the provisions contained herein may be waived, only by a written instrument signed by the Company and Investor and its Permitted Transferees holding a majority of the Capital Stock of the Company then held by Investor and its Permitted Transferees in the aggregate.

(b)          No course of dealing between or among any Persons having any interest in this Agreement will be deemed effective to modify, amend or discharge any part of this Agreement or any rights or obligations of any Person under or by reason of this Agreement.

SECTION 6.2.            Assignment; No Third-Party Beneficiaries.

(a)           Neither this Agreement, nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of Law or otherwise); provided, however, that Investor may assign its rights, interests and obligations under this Agreement to a Permitted Transferee in a Permitted Transfer of a type described in clauses (i)-(v) of the definition thereof.

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(b)          Unless otherwise expressly contemplated elsewhere in this Agreement, this Agreement shall not confer any rights or remedies upon any Person other than the parties to this Agreement and their respective permitted successors and assigns.

SECTION 6.3.            Binding Effect; Entire Agreement. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns and executors, administrators and heirs. This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

SECTION 6.4.            Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable Law, such provision(s) shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provisions were so excluded and shall be enforceable in accordance with its terms so long as the economic or legal substance of the transactions contemplated by this Agreement are not affected in any manner materially adverse to any party.

SECTION 6.5.            Notices and Addresses.  Any notices or other communications required or permitted to be given pursuant to this Agreement shall be in writing and shall be deemed to be given when delivered in person or by private courier with receipt, if telefaxed when verbal or email confirmation from the recipient is received, or three (3) days after being deposited in the United States mail, first-class, registered or certified, return receipt requested, with postage paid and:

(a)            If to the Company, addressed as follows:

308 Dorla Ct.
Zephyr Cove, NV 89448
Attention: Kendall Larsen, Chief Executive Officer
Facsimile: (775) 580-7527
E-mail: Kendall_Larsen@virnetx.com

with a copy to:

Wilson Sonsini Goodrich & Rosati, Professional Corporation
650 Page Mill Road
Palo Alto, CA 94304
Attention: Bradley L. Finkelstein
E-mail: bfinkelstein@wsgr.com

(b)           If to the Purchaser, at the Purchaser’s address, facsimile number or electronic mail address as provided by Purchaser to the Company prior to the Closing Date (as defined in the Purchase Agreement).

Any Person may change the address to which notices and communications to it are to be addressed by notification as provided for herein.

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SECTION 6.6.            Governing Law. This Agreement shall be governed by and construed in accordance with the Laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the Law of any jurisdiction other than the State of Delaware.

SECTION 6.7.            Assistance of Counsel. Each of the parties hereto acknowledges that it has been represented by counsel of its choice throughout all negotiations that have preceded the execution of this Agreement, and that it has executed this Agreement with the advice of such counsel. Each party hereto and its counsel cooperated and participated in the drafting and preparation of this Agreement, and any and all drafts of this Agreement exchanged among the parties will be deemed the work product of all of the parties and may not be construed against any party by reason of its drafting or preparation. Accordingly, any rule of law or any legal decision that would require interpretation of any ambiguities in this Agreement against any party that drafted or prepared it is of no application and is expressly waived by each of the parties, and any controversy over interpretations of this Agreement will be decided without regard to events of drafting or preparation.

SECTION 6.8.            Headings. The headings in this Agreement are for convenience of reference only and shall not constitute a part of this Agreement, nor shall they affect its meaning, construction or effect.

SECTION 6.9.            Counterparts. This Agreement may be executed via facsimile and in any number of counterparts, each of which shall be deemed to be an original instrument and all of which together shall constitute one and the same instrument.

SECTION 6.10.          Further Assurances. Each party shall cooperate and take such action as may be reasonably requested by another party in order to carry out the provisions and purposes of this Agreement and the transactions contemplated hereby.

SECTION 6.11.          Remedies. In the event of a breach or a threatened breach by any party to this Agreement of its obligations under this Agreement, any party injured or to be injured by such breach will be entitled to specific performance of its rights under this Agreement or to injunctive relief, in addition to being entitled to exercise all rights provided in this Agreement and granted by Law, it being agreed by the parties that the remedy at Law, including monetary damages, for breach of any such provision will be inadequate compensation for any loss and that any defense or objection in any action for specific performance or injunctive relief for which a remedy at Law would be adequate is waived.

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SECTION 6.12.          Jurisdiction and Venue. The parties hereto hereby irrevocably submit to the jurisdiction of the Delaware Court of Chancery or, in the event (but only in the event) that such court does not have subject matter jurisdiction over such action or proceeding, in the United States District Court for the District of Delaware in respect of the interpretation and enforcement of the provisions of this Agreement and of the documents referred to in this Agreement, and in respect of the transactions contemplated hereby, and hereby waive, and agree not to assert, as a defense in any action, suit or proceeding for the interpretation or enforcement hereof or of any such document, that it is not subject thereto or that such action, suit or proceeding may not be brought or is not maintainable in the Delaware Court of Chancery, or in the event (but only in the event) that such court does not have subject matter jurisdiction over such action or proceeding, in the United States District Court for the District of Delaware, or that this Agreement or any such document may not be enforced in or by such courts, and the parties hereto irrevocably agree that all claims with respect to such action or proceeding shall be heard and determined in the Delaware Court of Chancery, or in the event (but only in the event) that such court does not have subject matter jurisdiction over such action or proceeding, in the United States District Court for the District of Delaware. The parties hereto hereby consent to and grant the Delaware Court of Chancery, or in the event (but only in the event) that such court does not have subject matter jurisdiction over such action or proceeding, the United States District Court for the District of Delaware, jurisdiction over the person of such parties and, to the extent permitted by Law, over the subject matter of such dispute and agree that mailing of process or other papers in connection with any such action or proceeding in the manner provided in Section 6.5 or in such other manner as may be permitted by Law shall be valid and sufficient service thereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date and year first above written.

VIRNETX HOLDING CORPORATION

By:
Name: Kendall Larsen
Title: President & Chief Executive Officer

PUBLIC INTELLIGENCE TECHNOLOGY ASSOCIATES, KK

By:
Name: Eriya Unten
Title: Executive Director

[Signature Page to Stockholders Agreement]

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Annex A

Other Prohibited Transferees

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Exhibit A

Proxy

This Proxy is effective as of the date first written below and is made by the undersigned with respect to the voting of shares of capital stock of VirnetX Holding Corporation, a Delaware corporation (the “Company”).

WHEREAS, the undersigned and the Company are parties to that certain Stockholders Agreement dated as of [_______], 2017 (the “Stockholders Agreement”);

WHEREAS, the undersigned is a holder of shares of the Company’s Common Stock and wishes to appoint Kendall Larsen (“Proxy Holder”) as proxy and attorney in fact with respect to the exercise of all voting, consent and similar rights of the undersigned with respect to the undersigned’s shares of Company’s Common Stock on all matters submitted to the Company’s stockholders subsequent to the date hereof with respect to which the holders of the capital stock of the Company are entitled to vote or take action (a “Stockholder Matter”), subject to certain exceptions and in accordance with the terms and conditions contained herein; and

WHEREAS, the undersigned wishes to make such appointment, and Proxy Holder wishes to accept such appointment, upon and subject to the terms and conditions contained herein.

NOW THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

The undersigned hereby represents and warrants that it is the legal owner of 5,494,505 shares of Common Stock (the “Shares”) as of the date hereof, and with respect to such stock ownership, the undersigned hereby appoints Proxy Holder as proxy and attorney-in-fact, with full power of substitution, on behalf and in the name of the undersigned to vote or act on behalf of the Shares as Proxy Holder deems advisable and in all cases in accordance with the recommendations of the Company’s Board of Directors on any Stockholder Matter from the date hereof, for which the undersigned would be entitled to vote or act but for this Proxy.

Each certificate representing any of the Shares held by the undersigned and subject to this Proxy shall be marked by the Company with a legend reading substantially as follows:

THE SHARES EVIDENCED HEREBY ARE SUBJECT TO A VOTING PROXY (A COPY OF WHICH MAY BE OBTAINED FROM THE ISSUER) AND BY ACCEPTING ANY INTEREST IN SUCH SHARES THE PERSON HOLDING SUCH INTEREST SHALL BE DEEMED TO AGREE TO AND SHALL BECOME BOUND BY ALL THE PROVISIONS OF SAID VOTING PROXY.

This Proxy is irrevocable (to the fullest extent permitted by law) and is coupled with an interest, the receipt and sufficiency of which is hereby acknowledged. This Proxy shall revoke all prior proxies (if any) granted by the undersigned with respect to the Shares.  The undersigned shall not grant any proxy to any person that conflicts with the proxy granted herein, and any attempt to do so shall be void.  This Proxy shall terminate upon the earlier to occur of the end of the Lockup Period (as defined in the Stockholders Agreement) and the termination of the Stockholder Agreement pursuant to Section 5.1 therein. The power of attorney granted herein is a durable power of attorney and is binding on all successors and assigns of the undersigned.

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THIS PROXY WILL BE VOTED AS THE PROXY HOLDER DEEMS ADVISABLE.

DATE: ________________________, 2017

Name of Stockholder:

By:

Name:

Title:

NOTE: This Proxy should be signed by the stockholder(s) exactly as his or her name appears hereon.

ACKNOWLEDGED AND AGREED TO BY:

Name of Proxy Holder:	Kendall Larsen

By:

Name:

Title: